EXHIBIT 24
POWER OF ATTORNEY
The undersigned, being a director and an officer of SEARS HOMETOWN AND OUTLET STORES, INC., a Delaware corporation (the “Company”), does hereby constitute and appoint STEVEN D. BARNHART, CHARLES J. HANSEN, AND W. BRUCE JOHNSON, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file, and deliver all instruments and to do all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission in respect thereto, relating to the Annual Report on Form 10-K for the year ended February 2, 2013, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name in the name and on behalf of the Company or as a director or officer, or both, of the Company, as indicated below opposite his signature, to the Annual Report on Form 10-K for the year ended February 2, 2013 and all amendments and papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that said attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.
Dated March 28, 2013.

Signature	Title

/s/ W. Bruce Johnson
W. Bruce Johnson	Director and Chief Executive Officer and President

POWER OF ATTORNEY
The undersigned, being a director of SEARS HOMETOWN AND OUTLET STORES, INC., a Delaware corporation (the “Company”), does hereby constitute and appoint STEVEN D. BARNHART, CHARLES J. HANSEN, AND W. BRUCE JOHNSON, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file, and deliver all instruments and to do all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission in respect thereto, relating to the Annual Report on Form 10-K for the year ended February 2, 2013, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as a director of the Company, as indicated below opposite his signature, to the Annual Report on Form 10-K for the year ended February 2, 2013 and all amendments and papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that said attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.
Dated March 28, 2013.

Signature	Title

/s/ William R. Harker
William R. Harker	Chairman of the Board of Directors

POWER OF ATTORNEY

The undersigned, being a director of SEARS HOMETOWN AND OUTLET STORES, INC., a Delaware corporation (the “Company”), does hereby constitute and appoint STEVEN D. BARNHART, CHARLES J. HANSEN, AND W. BRUCE JOHNSON, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file, and deliver all instruments and to do all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission in respect thereto, relating to the Annual Report on Form 10-K for the year ended February 2, 2013, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as a director of the Company, as indicated below opposite his signature, to the Annual Report on Form 10-K for the year ended February 2, 2013 and all amendments and papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that said attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.
Dated March 28, 2013.

Signature	Title

/s/ E.J. Bird
E.J. Bird	Director

POWER OF ATTORNEY
The undersigned, being a director of SEARS HOMETOWN AND OUTLET STORES, INC., a Delaware corporation (the “Company”), does hereby constitute and appoint STEVEN D. BARNHART, CHARLES J. HANSEN, AND W. BRUCE JOHNSON, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file, and deliver all instruments and to do all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission in respect thereto, relating to the Annual Report on Form 10-K for the year ended February 2, 2013, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as a director of the Company, as indicated below opposite his signature, to the Annual Report on Form 10-K for the year ended February 2, 2013 and all amendments and papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that said attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.
Dated this March 27, 2013.

Signature	Title

/s/ Jeffrey Flug
Jeffrey Flug	Director

POWER OF ATTORNEY
The undersigned, being a director of SEARS HOMETOWN AND OUTLET STORES, INC., a Delaware corporation (the “Company”), does hereby constitute and appoint STEVEN D. BARNHART, CHARLES J. HANSEN, AND W. BRUCE JOHNSON, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file, and deliver all instruments and to do all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission in respect thereto, relating to the Annual Report on Form 10-K for the year ended February 2, 2013, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as a director of the Company, as indicated below opposite his signature, to the Annual Report on Form 10-K for the year ended February 2, 2013 and all amendments and papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that said attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

Dated March 28, 2013.

Signature	Title

/s/ James F. Gooch
James F. Gooch	Director

POWER OF ATTORNEY
The undersigned, being a director of SEARS HOMETOWN AND OUTLET STORES, INC., a Delaware corporation (the “Company”), does hereby constitute and appoint STEVEN D. BARNHART, CHARLES J. HANSEN, AND W. BRUCE JOHNSON, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file, and deliver all instruments and to do all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission in respect thereto, relating to the Annual Report on Form 10-K for the year ended February 2, 2013, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign her name as a director of the Company, as indicated below opposite her signature, to the Annual Report on Form 10-K for the year ended February 2, 2013 and all amendments and papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that said attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.
Dated March 28, 2013.

Signature	Title

/s/ Elizabeth Darst Leykum
Elizabeth Darst Leykum	Director
POWER OF ATTORNEY
The undersigned, being a director of SEARS HOMETOWN AND OUTLET STORES, INC., a Delaware corporation (the “Company”), does hereby constitute and appoint STEVEN D. BARNHART, CHARLES J. HANSEN, AND W. BRUCE JOHNSON, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file, and deliver all instruments and to do all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission in respect thereto, relating to the Annual Report on Form 10-K for the year ended February 2, 2013, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign her name as a director of the Company, as indicated below opposite her signature, to the Annual Report on Form 10-K for the year ended February 2, 2013 and all amendments and papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that said attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.
Dated March 28, 2013.

Signature	Title

/s/ Josephine Linden
Josephine Linden	Director